UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2022

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)

1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EBMT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Explanatory Note

On May 3, 2022, Eagle Bancorp Montana, Inc. (the “Company”) filed a Current Report on Form 8-K, which included a Consent of Moss Adams LLP, Independent Registered Public Accounting Firm for First Community Bancorp, Inc. as Exhibit 23.1 (the “Original Report”). In Exhibit 23.1 to the Original Report, the conformed signature of Moss Adams LLP inadvertently was not included. In addition, the date of the consent should have been May 3, 2022. This Current Report on Form 8-K/A (“Amendment”) is being filed as an amendment to the Original Report. The sole purpose of this Amendment is to file the Consent of Moss Adams LLP with conformed signature and revised date. The Original Report otherwise remains unchanged.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are submitted with this report:

Exhibit No.	Description

23.1	Consent of Moss Adams LLP, Independent Auditors Report for First Community Bancorp, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: May 6, 2022	By:	/s/ Laura F. Clark
Laura F. Clark
President

3